                                  EXHIBIT 99.1

                               TABLE OF CONTENTS

                                                                                                 PAGE NO.
                                                                                                 --------
         Condensed Consolidated Balance Sheets as of September 30, 1997 and
           December 31, 1996                                                                         5

         Condensed Consolidated Statements of Income for the three months ended
           September 30, 1997 and 1996                                                               6

         Condensed Consolidated Statements of Income for the nine months
           ended September 30, 1997 and 1996                                                         7

         Condensed Consolidated Statements of Cash Flows for the nine months
           ended September 30, 1997 and 1996                                                         8

         Notes to Condensed Consolidated Financial Statements                                        9

                          BRISTOL HOTEL ASSET COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                 AS OF SEPTEMBER 30, 1997 AND DECEMBER 31, 1996
                             (dollars in thousands)




                                                                 September 30,  December 31,
                                                                     1997          1996
                                                                 -----------   -----------
                                                                 (Unaudited)
                                         ASSETS

Current assets
    Cash and cash equivalents                                    $    53,610   $     4,666
    Marketable securities                                                152           116
    Accounts receivable, net                                          30,156        10,501
    Inventory                                                          7,360         3,320
    Deposits and other current assets                                 12,219         6,354
                                                                 -----------   -----------
               Total current assets                                  103,497        24,957


Property and equipment, net                                        1,347,564       552,564

Other assets
    Restricted cash                                                   17,674         3,069
    Goodwill, net                                                     50,898            --
    Investments in joint ventures, net                                 8,712            --
    Deferred charges and other non-current assets, net                20,193         8,174
                                                                 -----------   -----------

               Total assets                                      $ 1,548,538   $   588,764
                                                                 ===========   ===========

                          LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
    Current portion of long-term debt                            $     7,042   $    15,769
    Accounts payable and accrued expenses                             60,199        18,840
    Accrued property, sales and use taxes                             17,503         7,346
    Accrued insurance reserves                                         8,181         6,920
                                                                 -----------   -----------
               Total current liabilities                              92,925        48,875

Long-term debt, excluding current portion                            514,046       148,585
Deferred income taxes                                                236,871        75,619
Other liabilities                                                      1,872         2,351
                                                                 -----------   -----------
               Total liabilities                                     845,714       275,430
                                                                 -----------   -----------

Common stock                                                              --            --
Additional paid-in capital                                           648,096       286,465
Retained earnings                                                     54,728        26,869
                                                                 -----------   -----------
               Total stockholder's equity                            702,824       313,334
                                                                 -----------   -----------

               Total liabilities and stockholder's equity        $ 1,548,538   $   588,764
                                                                 ===========   ===========


     See accompanying Notes to Condensed Consolidated Financial Statements

                          BRISTOL HOTEL ASSET COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                           (Unaudited, in thousands)







                                                September 30,
                                            1997           1996
                                         -----------    -----------
REVENUE
    Rooms                                $   124,902    $    43,578
    Food and beverage                         25,607          9,717
    Management fees                            1,298            574
    Other                                      9,561          4,702
                                         -----------    -----------

               Total revenue                 161,368         58,571
                                         -----------    -----------

OPERATING COSTS AND EXPENSES
    Departmental expenses:
        Rooms                                 36,000         10,518
        Food and beverage                     21,115          7,437
        Other                                  2,875          1,174
    Undistributed operating expenses:
        Administrative and general            14,299          4,576
        Marketing                             11,067          3,963
        Property occupancy costs              25,933          7,312
        Depreciation and amortization         12,722          4,983
        Corporate expense                      5,850          2,535
                                         -----------    -----------
Operating income                              31,507         16,073

Other (income) expense:
    Interest expense                          10,763          3,179
    Equity in income of joint ventures          (539)            --
                                         -----------    -----------

Income before income taxes                    21,283         12,894

Provision for income taxes                     8,407          4,745
                                         -----------    -----------

NET INCOME                               $    12,876    $     8,149
                                         ===========    ===========




     See accompanying Notes to Condensed Consolidated Financial Statements

                          BRISTOL HOTEL ASSET COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                           (Unaudited, in thousands)





                                                                       September 30,
                                                                    1997           1996
                                                                 -----------    -----------
REVENUE
    Rooms                                                        $   265,450    $   114,846
    Food and beverage                                                 61,871         31,115
    Management fees                                                    2,254          1,524
    Other                                                             20,658         12,000
                                                                 -----------    -----------

               Total revenue                                         350,233        159,485
                                                                 -----------    -----------

OPERATING COSTS AND EXPENSES
    Departmental expenses:
        Rooms                                                         72,566         28,325
        Food and beverage                                             46,825         22,618
        Other                                                          6,398          3,462
    Undistributed operating expenses:
        Administrative and general                                    29,607         13,377
        Marketing                                                     23,358         11,480
        Property occupancy costs                                      54,327         21,109
        Depreciation and amortization                                 28,181         13,392
        Corporate expense                                             17,716          8,049
                                                                 -----------    -----------
Operating income                                                      71,255         37,673

Other (income) expense:
    Interest expense                                                  24,082          7,820
    Equity in income of joint ventures                                  (830)            --
                                                                 -----------    -----------

Income before income taxes and extraordinary item                     48,003         29,853

Provision for income taxes                                            18,660         10,986
                                                                 -----------    -----------

Income before extraordinary item                                      29,343         18,867

Extraordinary loss on early extinguishment of debt, net of tax        (1,338)            --
                                                                 -----------    -----------

NET INCOME                                                       $    28,005    $    18,867
                                                                 ===========    ===========



     See accompanying Notes to Condensed Consolidated Financial Statements

                          BRISTOL HOTEL ASSET COMPANY
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                           (Unaudited, in thousands)


                                                                      September 30,
                                                                   1997           1996
                                                                -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                  $    28,005    $    18,867
    Adjustment to reconcile net income to net cash
        provided by operating activities:
           Depreciation and amortization                             28,181         13,392
           Amortization of deferred financing costs and
               other non-current assets                               1,364          1,224
           Unrealized gain on marketable securities                      --           (341)
           Non-cash portion of extraordinary item, net of tax         1,046             --
           Equity in earnings of joint ventures                        (730)            --
    Distributions from joint ventures                                  (100)            --
    Changes in working capital                                       17,135         (5,808)
    Increase (decrease) in advance deposits                           1,290             (5)
    Increase in restricted cash                                     (14,605)        (2,952)
    Provision for deferred income taxes                               1,645          6,931
    Decrease in other liabilities                                      (479)          (308)
                                                                -----------    -----------
               Cash provided by operating activities                 62,752         31,000
                                                                -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Improvements to property and equipment                          (27,936)       (79,327)
    Holiday Inn Acquisition and related costs                      (400,096)            --
    Sale of marketable securities                                        --            726
    Purchase of property and equipment                              (35,000)        (6,300)
                                                                -----------    -----------
               Cash used in investing activities                   (463,032)       (84,901)
                                                                -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from Parent Company                                    106,428         (4,787)
    Repayments of long-term debt                                   (138,676)        (4,304)
    Proceeds from issuance of other long-term debt                    2,210             --
    Proceeds from New Credit Facility                               560,000             --
    Repayment of New Credit Facility                               (108,000)            --
    Proceeds from senior term facility                               41,200         64,602
    Increase in deferred charges
        and other non-current assets                                (13,938)           (22)
                                                                -----------    -----------
               Cash provided by financing activities                449,224         55,489
                                                                -----------    -----------

Net increase (decrease) in cash and cash equivalents                 48,944          1,588

Cash and cash equivalents at beginning of period                      4,666          7,906
                                                                -----------    -----------

Cash and cash equivalents at end of period                      $    53,610    $     9,494
                                                                ===========    ===========

Supplemental cash flow information:
    Parent Company common stock issued in
        Holiday Inn Acquisition                                 $   267,967    $        --
                                                                ===========    ===========

     See accompanying Notes to Condensed Consolidated Financial Statements

                          BRISTOL HOTEL ASSET COMPANY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


1.      BASIS OF PRESENTATION

        Bristol Hotel Asset Company (the "Company") was formed in November 1995 as a wholly owned subsidiary of Bristol Hotel Company (the "Parent Company"). The operating results of the Company are substantially the operating results of the Parent Company. However, the Parent Company rather than the Company, is the obligor on the $70 million Senior Notes as discussed in Note 3 below, and the Parent Company is the owner of one property, one joint venture interest and seven management contracts acquired in the Holiday Inn Acquisition as discussed below. Therefore, the assets, liabilities, and operations attributable to these assets are not reflected on the financial statements of the Company.

        The Company acquired the ownership of 44 full-service Holiday Inn hotels and the management of an additional eight Holiday Inn properties in a business combination accounted for as a purchase on April 28, 1997 (the "Holiday Inn Acquisition"). Accordingly, the condensed consolidated statements of income for the three and nine months ended September 30, 1996 do not include any of the operating results of the properties acquired in the Holiday Inn Acquisition.

        The condensed consolidated balance sheet at December 31, 1996 has been derived from the audited balance sheet at that date. The condensed consolidated balance sheet at September 30, 1997, the condensed consolidated statements of income for the three and nine months ended September 30, 1997 and 1996, and the condensed consolidated statements of cash flow for the nine months ended September 30, 1997 and 1996 have been prepared by the Company and are unaudited. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly, in all material respects, the financial position of the Company as of September 30, 1997, the results of operations for the three and nine months ended September 30, 1997 and 1996, and cash flows for the nine months ended September 30, 1997 and 1996 have been made. Interim results are not necessarily indicative of fiscal year performance because of the impact of seasonal and short-term variations.

        Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been condensed or omitted. The Company believes the disclosures made are adequate to make the information presented not misleading. However, the condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Parent Company's Annual Report on Form 10-K for the year ended December 31, 1996, the Parent Company's Form 10-Q for the quarter ended September 30, 1997 and the Parent Company's Current Report on Form 8-K/A dated March 14, 1997, which contains the audited financial statements of the Company for the year ended December 31, 1996.

2.      COMMITMENTS AND CONTINGENCIES

        At September 30, 1997, the Company was guarantor of the $70 million Senior Notes of the Parent Company, which are also secured by a first-priority pledge of all outstanding shares of capital stock of the Company.


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


                          BRISTOL HOTEL ASSET COMPANY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


3.      PRO FORMA FINANCIAL INFORMATION

        The following pro forma financial data give effect to the Holiday Inn Acquisition, the refinancing of the indebtedness pursuant to borrowings in connection with the Holiday Inn Acquisition (the "New Credit Facility"), and the repayment of $108 million of borrowings under the New Credit Facility with proceeds from the Parent Company's common stock offering (collectively, the "Pro Forma Transactions") as if these transactions had occurred on January 1 of each period presented. The Holiday Inn Acquisition has been accounted for under the purchase method of accounting. The following unaudited pro forma financial data are not necessarily indicative of the results that actually would have occurred had the Pro Forma Transactions been consummated on the dates indicated or that may occur in the future. Amounts presented are in thousands.

                                               For The Quarter       For The Nine Months
                                             Ended September 30,     Ended September 30,
                                            ---------------------   ---------------------
                                               1997       1996         1997        1996
                                            ---------   ---------   ---------   ---------
       Revenues                             $ 161,368   $ 152,321   $ 470,049   $ 428,361
       Income before income taxes              21,283      22,856      62,280      56,017
       Net income                              12,876      13,987      37,885      34,394

4.     NEW ACCOUNTING PRONOUNCEMENTS

       The Company is required to adopt Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" and Statement of Financial Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" in fiscal year 1998. The adoption of these statements is not expected to have a material effect on the Company's consolidated financial statements.

5.     SUBSEQUENT EVENTS

       On October 28, 1997, the Parent Company completed the refinancing (the "Refinancing") of its existing $560 million New Credit Facility (of which $452 million was outstanding as of September 30, 1997). The Refinancing has two tranches: $145 million at a fixed interest rate of 7.46%, a term of 10 years, and which is secured by 15 hotel properties; and $455 million at a fixed interest rate of 7.66%, a term of 12 years and which is secured by 63 hotel properties. The Parent Company received $500 million of the proceeds of the Refinancing at closing and will receive the remaining $100 million on December 1, 1997. Additionally, the Parent Company entered into a new $250 million secured line of credit, which will be used for future acquisitions and other business purposes.

       Concurrently with the Refinancing, the Parent Company transferred its interest in the Company to a newly formed entity, Bristol Hotel Operating Company ("BHOC"). BHOC is a wholly owned subsidiary of the Parent Company. BHOC assumed the guarantee of the Parent Company's Senior Notes, relieving the Company of the obligation.




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